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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2017

AMERICAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8856 South Street, Fishers, Indiana	46038
(Address of principal executive of fices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 637-3740

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events.

Item 8.01	Other Events.

On April 8, 2017, the Board of Directors of American Resources Corporation, through a Written Consent to Action Without A Meeting, unanimously voted in favor of a one-for-thirty (1:30) reverse stock split. The reverse split was effective as of the close of business on Tuesday, May 23, 2017. As a result of the reverse stock split, every thirty shares of American Resources Corporation’s old Class A common stock will be converted into one share of American Resources Corporation’s new Class A common stock. Fractional shares resulting from the reverse stock split will round-up to the next whole share. The total number of shares of Class A common stock issued and outstanding before the reverse stock split was 26,359,799, and there are now 878,704 shares of Class A common stock issued and outstanding after the effective date of the reverse stock split.

American Resources Corporation’s new Class A common stock began trading on the OTC QB Markets on Wednesday, May 24, 2017. For twenty business days starting May 25, 2017, the Class A common stock will be traded under the symbol “ARECD”, after which the symbol will revert to the prior “AREC”. A new CUSIP number has been issued for American Resources Corporation’s new Class A common stock (“02927U208”) to distinguish stock certificates issued after the effective date of the reverse stock split. American Resources Corporation’s old CUSIP number was “02927U109”.

All stockholders holding physical stock certificates are required to surrender their old stock certificates in exchange for new stock certificates. American Resources Corporation stockholders should not send their stock certificates to the Company, but rather send their certificates to the company’s transfer agent (VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598) with written instruction that they would like to exchange their pre-split certificate for a post-split certificate. The stockholders are required to pay VStock Transfer any fees related to the share cancellation or re-issuance, and the stockholder should contact VStock Transfer regarding those fees. The telephone number for VStock Transfer is (212) 828-8436.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation
(Registrant)

Date June 2, 2017
/S/ Mark C. Jensen
(Signature)
Mark C Jensen
CEO/Chairman of the Board